UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 10-K/A

(Amendment No. 1)

[X] ANNUAL REPORT PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

For the calendar year ended December 31, 2011

[] TRANSITION REPORT PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

For the transition period from ______________ to _________________

Commission file number 0-2670

60 East 42nd St. Associates L.L.C.

(Exact name of Registrant as specified in its charter)

A New York Limited Liability Company

13-6077181

(State or other jurisdiction of

(I.R.S. Employer

incorporation or organization)

Identification No.)

One Grand Central Place

60 East 42nd Street

New York, New York 10165

(Address of principal executive offices)

(212) 687-8700

(Registrant’s telephone number, including area code)

Securities registered pursuant to Section 12(b) of the Act:

None

Securities registered pursuant to section 12(g) of the Exchange Act:

$7,000,000 of Participations in LLC Member Interests

Indicate by check mark whether the Registrant (1) has filed all reports required to be filed by Section 13 or 15(d) of the Securities Exchange Act of 1934 during the preceding 12 months (or for such shorter period that the Registrant was required to file reports), and (2) has been subject to such filing requirements for the past 90 days. Yes X No

Indicate by check mark whether the Registrant is a shell company (as defined in rule 12b-2 of the Exchange Act). Yes [ ] No [ X ]

The aggregate market of the voting stock held by non-affiliates of the Registrant: Not applicable, but see Items 5 and 10 of this report.

Indicate by check mark if disclosure of delinquent filers pursuant to Item 405 of Regulation S-K is not contained herein, and will not be contained, to the best of Registrant’s knowledge, in definitive proxy or information statements incorporated by reference in Part III of this Form 10-K or any amendment to this Form 10-K.

Indicate by check mark whether the Registrant is a well-known seasoned issuer, as defined in Rule 405 of the Securities Act. Yes [ ] No [ X ] .

Indicate by check mark whether the Registrant is a large accelerated filer, an accelerated filer, a non-accelerated filer, or a smaller reporting company.

Large Accelerated Filer [ ] Accelerated Filer [ ] Non-Accelerated Filer [ ]

Smaller Reporting Company [X]

EXPLANATORY NOTE

This amendment is being filed to file Exhibit 3.1 as an Exhibit to the Amendment No. 1 to the Form 10-K for the year ended December 31, 2011 (the “Original Filing”).

Except as set forth above, we have not modified or updated disclosures presented in the Original Filing to reflect events or developments that have occurred after the date of the Original Filing. Accordingly, this Amendment should be read in conjunction with the Original Filing.

PART IV

Item 15.

Exhibits, Financial Statement Schedules and Reports on Form 10-K.

(a)(1) Financial Statements

(2) Financial Statement Schedules

The financial statements and the financial statement schedule of the Registrant and the financial statements of the Lessee required in this annual report are listed in the respective indexes to those financial statements included immediately following Exhibit 101.PRE.

 (3) Exhibits: See Exhibit Index.

EXHBIT INDEX

Number	Document

3.1	Partnership Agreement, dated September 25, 1958.
3.2

Amended Business Certificate of Registrant filed with the Clerk of New York County on November 28, 1997, reflecting a change in the Partners of Registrant, was filed as Exhibit 3(b) (i) to Registrant’s 10-K for the year ended December 31, 1997 (file number 000-02670), and is incorporated by reference as an exhibit hereto.

3.3

Registrant’s Consent and Operating Agreement dated as of November 28, 2001, incorporated by reference to Exhibit 3.2 to Registrant’s Form 10-K for the year ended December 31, 2002 (file number 000-02670).

3.4

Certificate of Conversion of Registrant to a limited liability company dated November 28, 2001 filed with the New York Secretary of State on December 3, 2001 incorporated by reference to Exhibit 3.3 to Registrant’s Form 10-K for the year ended December 31, 2002 (file number 000-02670).

3.5

Amendment to Registrant’s Operating Agreement as of July 1, 2010 which was filed under Item 10(g) of Registrant’s Form 10-Q for the fiscal period ended June 30, 2010 and is incorporated by reference as an exhibit hereto.

3.6

Amendment to Registrant’s Operating Agreement of 60 East 42nd St. Associates L.L.C., dated as of November 30, 2011, by and among Peter L. Malkin and Anthony E. Malkin incorporated by reference to Exhibit 3.1 to the Form 8-K filed on December 5, 2011.

4

Form of Participating Agreement, which was filed as Exhibit No. 4 to Registrant’s Form S-1 Registration Statement, as amended (the “Registration Statement”) by letter dated  June 28, 1954 and assigned File No. 2-10981, is incorporated by reference as an exhibit hereto.

4.1	Modification Agreement dated July 23, 1956, among Lawrence A. Wien, as agent, and others, relating to Registrant.
10.1

Deed of Lincoln Building to WLKP Realty Corp., which was filed as Exhibit No. 5 to Registrant’s Registration Statement by letter dated June 28, 1954 and assigned File No. 2-10981, is incorporated by reference as an exhibit hereto.

10.2

First Mortgage evidenced by a Modification, Extension & Consolidation Agreement, dated March 31, 1954, between WLKP Realty Corp. and The Prudential Insurance Company of America, which was filed as Exhibit No. 6 to Registrant’s Registration Statement by letter dated June 28, 1954 and assigned File No. 2-10981, is incorporated by reference as an exhibit hereto.

10.3	Second Amended, Restated and Consolidated Mortgage Note dated November 2, 2009, made by Registrant to the order of The Prudential Insurance Company of America.
10.4

Agreement of Spreader, Consolidation and Modification of Mortgage and Security Agreement dated November 5, 2009, between 60 East 42nd St. Associates, L.L.C., The Prudential Insurance Company of America and Lincoln Building Associates L.L.C.

10.5

Form of Lease between Registrant and Lincoln Building Associates, which was filed as Exhibit No. 9 to Registrant’s Registration Statement by letter dated June 28, 1954 and assigned File No. 2-10981, is incorporated by reference as an exhibit hereto.

10.6	First Modification of Lease Agreement dated January 1, 1964, between Registrant and Lincoln Building Associates L.L.C.
10.7	Second Modification of Lease Agreement dated January 1, 1977, between Registrant and Lincoln Building Associates L.L.C.
10.8	Third Modification of Lease Agreement dated April 1, 1979, between Registrant and Lincoln Building Associates L.L.C.
10.9	Fourth Modification of Lease Agreement dated April 1, 1981, between Registrant and Lincoln Building Associates L.L.C.
10.10	Fifth Modification of Lease Agreement dated April 1, 1982, between Registrant and Lincoln Building Associates L.L.C.
10.11	Sixth Modification of Lease Agreement dated October 1, 1987, between Registrant and Lincoln Building Associates L.L.C.
10.12	Seventh Modification of Lease Agreement dated March 1, 2000, between Registrant and Lincoln Building Associates L.L.C.
10.13	Eighth Modification of Lease Agreement dated November 23, 2004, between Registrant and Lincoln Building Associates L.L.C.
10.14	Ninth Modification of Lease Agreement dated November 5, 2009, between Registrant and Lincoln Building Associates
24.1	Power of Attorney dated March 13, 2012, between Members of Registrant and Mark Labell which is being filed as Exhibit 24.1 to Registrant’s 10-K for the year ended December 31, 2011.
31.1	Certification of Mark Labell, Pursuant to Section 302 of the Sarbanes-Oxley Act of 2002.
31.2	Certification of Mark Labell, Pursuant to Section 302 of the Sarbanes-Oxley Act of 2002.
32.1	Certification of Mark Labell, Pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002.
32.2	Certification of Mark Labell, Pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002.
101.INS	XBRL Instance Document
101.SCH	XBRL Taxonomy Extension Schema Document
101.CAL	XBRL Taxonomy Extension Calculation Linkbase Document
101.LAB	XBRL Taxonomy Extension Label Linkbase Document
101.PRE	XBRL Taxonomy Extension Presentation Linkbase Document

SIGNATURE

Pursuant to the requirements of Section 13 or 15(d) of the Securities Exchange Act of 1934, Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

The individual signing this report on behalf of Registrant is Attorney-in-Fact for Registrant and each of the Members in Registrant, pursuant to Powers of Attorney, dated March 13, 2012 (the “Power”) and is supervisor of the accounting functions.

60 East 42nd St. Associates L.L.C.

(Registrant)

By: /s/ Mark Labell

Mark Labell as Senior Vice President, Finance of Malkin Holdings LLC,

Supervisor of 60 East 42nd St. Associates* and as Attorney-in-Fact on behalf of:

Peter L. Malkin, Member

Anthony E. Malkin, Member

Dated: May 23, 2012

*

Registrant’s organizational documents do not provide for a Chief Executive Officer, Chief Financial Officer or Chief Accounting Officer or other officer with equivalent rights and duties. As described in the Report, Registrant is a limited liability company which is supervised by Malkin Holdings LLC. Accordingly, this Form 10-K/A is being signed by a senior executive and a senior member of the financial/accounting staff of Registrant’s Supervisor in such capacities.

Exhibit 31.1

CERTIFICATIONS

I, Mark Labell, certify that:

1.	I have reviewed this annual report on Form 10-K/A of 60 East 42nd St. Associates L.L.C.;
2.

Based on my knowledge, this report does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this report;

3.

Based on my knowledge, the financial statements, and other financial information included in this report, fairly present in all material respects the financial condition, results of operations and cash flows of the Registrant as of, and for, the periods presented in this report;

4.

The Registrant’s other certifying officers and I are responsible for establishing and maintaining disclosure controls and procedures (as defined in Exchange Act Rules 13a-15(e) and 15d-15(e)) and internal control over financial reporting (as defined in Exchange Act Rules 13a-15(f) and 15d-15(f)) for the Registrant and we have:

(a)

Designed such disclosure controls and procedures or caused such disclosure controls and procedures to be designed under our supervision, to ensure that material information relating to the Registrant is made known to us by others within those entities, particularly during the period in which this report is being prepared;

(b)

Designed such internal control over financial reporting, or caused such internal control over financial reporting to be designed under our supervision, to provide reasonable assurance regarding the reliability of financial reporting and the preparation of financial statements for external purposes in accordance with U.S. generally accepted accounting principles;

(c)

Evaluated the effectiveness of the Registrant’s disclosure controls and procedures, and presented in this report our conclusions about the effectiveness of the disclosure controls and procedures, as of the end of the period covered by this report based on such evaluation;

(d)

Disclosed in this report any change in the Registrant’s internal control over financial reporting that occurred during the Registrant’s most recent fiscal quarter (the Registrant’s fourth fiscal quarter in the case of an annual report) that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting;

5.

The Registrant’s other certifying officers and I have disclosed, based on our most recent evaluation of internal control over financial reporting, to the Registrant’s auditors and the audit committee of Registrant’s board of members (or persons performing the equivalent functions):

(a)

All significant deficiencies and material weaknesses in the design or operation of internal controls over financial reporting which are reasonably likely to adversely affect the Registrant’s ability to record, process, summarize and report financial information; and

	(b)	Any fraud, whether or not material, that involves management or other employees who have a significant role in the Registrant’s internal controls over financial reporting.

Date: May 23, 2012

By /s/ Mark Labell
Name: Mark Labell
Title: Senior Vice President, Finance
Malkin Holdings LLC, Supervisor of
60 East 42nd St. Associates L.L.C.

Registrant’s organizational documents do not provide for a Chief Executive Officer or other officer with equivalent rights and duties. As described in the Report, Registrant is a limited liability company which is supervised by Malkin Holdings LLC. Accordingly, this Chief Executive Officer certification is being signed by a senior executive of Registrant’s supervisor.

Exhibit 31.2

CERTIFICATIONS

I, Mark Labell, certify that:

1.	I have reviewed this annual report on Form 10-K/A of 60 East 42nd St. Associates L.L.C.;
2.

Based on my knowledge, this quarterly report does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this report;

3.

Based on my knowledge, the financial statements, and other financial information included in this report, fairly present in all material respects the financial condition, results of operations and cash flows of the Registrant as of, and for, the periods presented in this report;

4.

The Registrant’s other certifying officers and I are responsible for establishing and maintaining disclosure controls and procedures (as defined in Exchange Act Rules 13a-14 and 15d-14) and internal control over financial reporting (as defined in Exchange Act Rules 13a-15(f) and 15d-15(f)) for the Registrant and we have:

(a)

Designed such disclosure controls and procedures or caused such disclosure controls and procedures to be designed under our supervision, to ensure that material information relating to the Registrant is made known to us by others within those entities, particularly during the period in which this report is being prepared;

(b)

Designed such internal control over financial reporting, or caused such internal control over financial reporting to be designed under our supervision, to provide reasonable assurance regarding the reliability of financial reporting and the preparation of financial statements for external purposes in accordance with U.S. generally accepted accounting principles;

(c)

Evaluated the effectiveness of the Registrant’s disclosure controls and procedures, and presented in this report our conclusions about the effectiveness of the disclosure controls and procedures, as of the end of the period covered by this report based on such evaluation;

(d)

Disclosed in this report any change in the Registrant’s internal control over financial reporting that occurred during the Registrant’s most recent fiscal quarter (the Registrant’s fourth fiscal quarter in the case of an annual report) that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting;

5.

The Registrant’s other certifying officers and I have disclosed, based on our most recent evaluation of internal control over financial reporting, to the Registrant’s auditors and the audit committee of Registrant’s board of members (or persons performing the equivalent functions):

(a)

All significant deficiencies and material weaknesses in the design or operation of internal controls over financial reporting which are reasonably likely to adversely affect the Registrant’s ability to record, process, summarize and report financial information; and

	(b)	Any fraud, whether or not material, that involves management or other employees who have a significant role in the Registrant’s internal controls over financial reporting.

Date: May 23, 2012

By /s/ Mark Labell
Name: Mark Labell
Title: Senior Vice President, Finance
Malkin Holdings LLC, Supervisor of
60 East 42nd St. Associates L.L.C.

Registrant’s organizational documents do not provide for a Chief Financial Officer or other officer with equivalent rights and duties. As described in the Report, Registrant is a limited liability company which is supervised by Malkin Holdings LLC. Accordingly, this Chief Financial Officer certification is being signed by a senior member of the financial/accounting staff of Registrant’s supervisor.

Exhibit 32.1

Certification Pursuant to 18 U.S.C., Section 1350 as adopted

Pursuant to Section 906

of the Sarbanes -Oxley Act of 2002

The undersigned, Mark Labell, is signing this Chief Executive Officer certification as Senior Vice President, Finance, of Malkin Holdings LLC, the Supervisor* of 60 East 42nd St. Associates L.L.C. (“Registrant”) to certify that:

1.

the Annual Report on Form 10-K/A of Registrant for the period ended December 31, 2011 (the “Report”) fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 (15 U.S.C.78m or 78o(d)); and

2.	the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of Registrant.

Dated: May 23, 2012

By /s/ Mark Labell
Mark Labell
Senior Vice President, Finance
Malkin Holdings LLC, Supervisor of 60 East 42nd St. Associates L.L.C.

*

Registrant’s organizational documents do not provide for a Chief Executive Officer or other officer with equivalent rights and duties. As described in the Report, Registrant is a limited liability company which is supervised by Malkin Holdings LLC. Accordingly, this Chief Executive Officer certification is being signed by a senior executive of Registrant’s supervisor.

Exhibit 32.2

Certification Pursuant to 18 U.S.C., Section 1350 as adopted

Pursuant to Section 906

of the Sarbanes -Oxley Act of 2002

The undersigned, Mark Labell, is signing this Chief Financial Officer certification as a senior member of the financial/accounting staff of Malkin Holdings LLC, the Supervisor* of 60 East 42nd St. Associates L.L.C. (“Registrant”), to certify that:

1.

the Annual Report on Form 10-K/A of Registrant for the period ended December 31, 2011 (the “Report”) fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 (15 U.S.C.78m or 78o(d)); and

2.	the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of Registrant.

Dated: May 23, 2012

By /s/ Mark Labell
Mark Labell
Senior Vice President, Finance
Malkin Holdings LLC, Supervisor of 60 East 42nd St. Associates L.L.C.

*

Registrant’s organizational documents do not provide for a Chief Financial Officer or other officer with equivalent rights and duties. As described in the Report, Registrant is a limited liability company which is supervised by Malkin Holdings LLC. Accordingly, this Chief Financial Officer certification is being signed by a senior member of the financial/accounting staff of Registrant’s supervisor.